SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA		46204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

On July 28, 2005, Simon Property Group, Inc. (the “Registrant”) issued a press release containing information on earnings for the quarter ended June 30, 2005 and other matters.  A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

The press release and Supplemental Information package use the non-GAAP financial measures Funds from Operations (“FFO”) and Net Operating Income (“NOI”).  The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States (“GAAP”).  The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs.  The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio.  The reconciliation of FFO to net income is provided on page 69 furnished herewith in Exhibit 99.2.  The reconciliation of NOI to net income is provided on page 14 furnished herewith in Exhibit 99.1.

The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”).  This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.  By furnishing this information, the Registrant makes no admission as to the materiality of any information in this Item 2.02, including the Exhibit 99.2.

Item 7.01. Regulation FD Disclosure

On July 28, 2005, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of June 30, 2005, in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1.  The Supplemental Information package is also available upon request as specified therein.

The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC.  This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 9.01. Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of June 30, 2005	4
99.2	Earnings Release for the quarter ended June 30, 2005	62

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 28, 2005
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT
Stephen E. Sterrett,
Executive Vice President and Chief Financial Officer

SIMON PROPERTY GROUP

Table of Contents

As of June 30, 2005